UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

Dreyfus Stock Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/2017

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus International Equity Fund

Dreyfus Small Cap Equity Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus International Equity Fund

ANNUAL REPORT September 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus International Equity Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Equity Fund, covering the 12-month period from October 1, 2016 through September 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest rate hikes, bonds recovered most or all of their previous losses over the first nine months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
October 16, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2016 through September 30, 2017, as provided by Mark A. Bogar, Andrew R. Leger, and James A. Lydotes, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2017, Dreyfus International Equity Fund’s Class A shares produced a total return of 20.47%, Class C shares returned 19.52%, Class I shares returned 20.80%, and Class Y shares returned 20.81%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 19.10% for the same period.2

International equity markets gained considerable ground during the reporting period, supported by improving economic data and better-than-expected corporate earnings. The fund outperformed its benchmark, largely due to strong individual security selections in Switzerland, Germany, and Japan.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of its assets in shares of companies located in the foreign countries represented in the Index and Canada, and may also invest up to 20% of its assets in securities of issuers located in emerging market countries.

We employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. We seek to allocate country weights generally in accordance with the Index, but deviations from the Index country weightings may occur. We use the sector allocations of the Index as a guide, but allocations may differ from those of the Index. The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Political Stability and Improving Economy Buoyed Markets

Early in the reporting period, most developed international markets lost ground in volatile trading due to political uncertainties and concerns regarding global economic growth. The U.S. presidential election in November 2016 marked a turning point for most global markets as investors responded to expectations of more business-friendly policies from a new U.S. administration. By early 2017, the Index and most individual country stock indices had recouped previous losses and advanced into positive territory.

The remainder of the reporting period saw steady gains across most international markets, supported by improving economic data in Europe and Asia. In the European Union (EU), political worries receded when anti-EU candidates for national office were rejected by voters in favor of more centrist, pro-EU figures, first in the Netherlands in March 2017 and then three months later in France. The U.K. market shrugged off concerns regarding the Brexit vote amid robust corporate earnings and improving economic forecasts. In Japan, the central bank revised its growth estimate upwards amid a slew of unexpectedly strong corporate earnings reports.

Individual Holdings Bolstered Relative Results

The fund’s performance compared to the Index benefited from several individual holdings in Switzerland, Germany, and Japan. Swiss wealth manager Julius Baer Group reported strong financial results due to higher new business volumes, contract pharmaceutical manufacturer Lonza Group delivered better-than-expected earnings and revenues in a favorable environment for commercial outsourcing, and employment services provider Adecco Group benefited from stronger economic conditions in Europe. In Germany, electric utility E.ON spun off legacy assets and received a favorable court ruling likely to reduce future costs, while life insurer Allianz saw increased new business, declining costs, and an improved solvency position.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Several Japanese holdings performed relatively well, particularly in the consumer discretionary and materials sectors. Top performers included automaker Suzuki Motor, which rose due to positive sales trends in Europe, Japan, and India; and electronic products producer Panasonic, which boosted profit margins by reinvesting in high-growth housing and auto-related areas. In other markets, Swedish appliance manufacturer Electrolux advanced due to currency tailwinds and a successful cost-reduction program, and Italian defense contractor Leonardo benefited from a restructuring program and higher military spending.

On the other hand, some holdings detracted from the fund’s relative performance over the reporting period. In France, underweighted exposure to financial stocks, which surged in the wake of the country’s June 2017 presidential election, detracted from returns, as did grocery chain Carrefour, which missed quarterly earnings expectations in a challenging pricing environment. Israeli pharmaceutical company Teva Pharmaceutical Industries was hurt by pricing pressures and a heavy debt burden. In the U.K., biotechnology firm Shire also struggled with pricing issues, and underweighted exposure to the materials sector further undermined results. Along with other traditionally defensive stocks, Belgian brewery giant Anheuser-Busch InBev fell out of favor among investors.

Positioned for Further Growth

We believe the environment for international equities remains supported by widespread economic growth in developed and emerging markets, and despite ongoing challenges in North Korea and the Middle East, by growing investor confidence in global political stability. Although international equity valuations have risen, we believe that they remain in line with earnings expectations.

In light of the constructive environment, the fund ended the reporting period with overweighted exposure to the Netherlands, France, and Switzerland and underweighted positions in Sweden and Australia. Among industry groups, we have identified an ample number of investments meeting our investment criteria in the financials and industrials sectors, but relatively few in the energy and health care sectors.

October 16, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset Management, LLC pursuant to an agreement in effect through February 1, 2018, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Equity Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI EAFE Index (the “Index”)

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 6/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus International Equity Fund on 9/30/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 9/30/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/8/88	13.53%	8.07%	0.14%
without sales charge	12/8/88	20.47%	9.36%	0.74%
Class C shares
with applicable redemption charge†	12/8/88	18.52%	8.51%	-0.05%
without redemption	12/8/88	19.52%	8.51%	-0.05%
Class I shares	12/8/88	20.80%	9.66%	0.99%
Class Y shares	6/1/15	20.81%	9.65%††	0.99%††
MSCI EAFE Index		19.10%	8.38%	1.34%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 6/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Equity Fund from April 1, 2017 to September 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.00	$10.16	$4.56	$4.56
Ending value (after expenses)	$1,138.00	$1,133.60	$1,139.50	$1,139.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.67	$9.60	$4.31	$4.31
Ending value (after expenses)	$1,019.45	$1,015.54	$1,020.81	$1,020.81

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C, .85% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
September 30, 2017

Description	Shares		Value ($)
Common Stocks - 98.7%
Australia - 5.1%
Australia & New Zealand Banking Group	293,666		6,818,406
BHP Billiton	263,020		5,318,745
Macquarie Group	154,964		11,051,666
Woodside Petroleum	236,670		5,402,238
Woolworths	359,591		7,110,811
			35,701,866
Belgium - .7%
bpost	166,116		4,937,735
Brazil - 1.1%
APERAM	151,227		7,923,287
Denmark - 1.2%
Chr. Hansen Holding	101,009		8,663,071
Finland - .7%
UPM-Kymmene	185,948		5,039,342
France - 10.9%
Arkema	61,420		7,531,409
Atos	48,245		7,483,934
BNP Paribas	220,270		17,767,909
Cie de Saint-Gobain	88,689		5,285,072
Cie Generale des Etablissements Michelin	45,230		6,601,944
Orange	718,433		11,768,681
Renault	77,116		7,574,886
Thales	28,141		3,185,610
Vinci	99,319		9,437,711
			76,637,156
Germany - 6.6%
Allianz	59,352		13,324,563
Continental	22,673		5,754,671
Deutsche Post	81,112		3,610,783
Evonik Industries	173,693		6,203,761
Fresenius & Co.	144,731		11,674,614
Infineon Technologies	242,422		6,094,216
			46,662,608
Hong Kong - 2.8%
AIA Group	1,644,400		12,125,229
Sun Hung Kai Properties	445,000		7,229,057
			19,354,286
Italy - 6.7%
Enel	1,441,353		8,679,463
Fiat Chrysler Automobiles	440,869	[a]	7,899,272

8

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Italy - 6.7% (continued)
Leonardo	528,141		9,893,671
Moncler	226,626		6,540,843
Prysmian	114,417		3,864,836
Telecom Italia	10,643,754	[a]	9,969,478
			46,847,563
Japan - 23.0%
Alps Electric	293,400		7,741,432
Astellas Pharma	543,400		6,912,927
Chubu Electric Power	377,100		4,681,704
Daiwa Securities Group	592,000		3,352,869
Denso	154,900		7,836,887
Hitachi	1,952,000		13,754,639
ITOCHU	290,500		4,757,978
Japan Airlines	158,300		5,357,089
JTEKT	194,400		2,691,626
Kandenko	272,000		2,854,761
KDDI	295,300		7,786,315
MINEBEA MITSUMI	249,700		3,905,550
Mitsubishi Electric	467,800		7,308,531
Nintendo	29,800		11,006,336
Recruit Holdings	279,200		6,046,749
Seven & i Holdings	225,500		8,707,376
Shionogi & Co.	96,200		5,258,620
Showa Shell Sekiyu	727,700		8,374,774
Sony	321,000		11,941,400
Sumitomo Mitsui Financial Group	369,900		14,201,004
Suzuki Motor	203,400		10,668,445
Zeon	496,000		6,431,140
			161,578,152
Macau - 1.7%
Sands China	2,253,600		11,727,282
Netherlands - 5.5%
ABN AMRO Group	467,777	[b]	14,009,537
Heineken	111,248		10,998,576
NN Group	333,592		13,961,107
			38,969,220
Norway - .8%
Telenor	282,014		5,962,855
Portugal - 1.4%
Galp Energia	540,992		9,587,726
Singapore - .6%
Ascendas Real Estate Investment Trust	2,217,300		4,348,128

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Spain - 3.5%
ACS Actividades de Construccion y Servicios	203,523		7,542,210
Banco Santander	2,463,954		17,201,957
			24,744,167
Sweden - .5%
Volvo, Cl. B	190,684		3,675,599
Switzerland - 8.8%
ABB	241,303		5,965,605
Adecco Group	80,493		6,267,540
Julius Baer Group	184,594	[a]	10,922,947
Lonza Group	34,604	[a]	9,076,693
Novartis	175,177		14,996,823
Roche Holding	57,825		14,761,543
			61,991,151
United Kingdom - 16.1%
Anglo American	260,676		4,678,943
Compass Group	223,283		4,736,315
Diageo	468,619		15,403,572
Ferguson	68,647		4,503,674
Imperial Brands	321,166		13,702,715
Prudential	461,370		11,044,763
Royal Dutch Shell, Cl. B	276,692		8,507,240
Shire	162,716		8,259,319
Smiths Group	166,298		3,514,170
SSE	754,567		14,125,318
Standard Chartered	1,084,989	[a]	10,781,994
Unilever	242,064		14,009,332
			113,267,355
United States - 1.0%
iShares MSCI EAFE ETF	101,513		6,951,610
Total Common Stocks (cost $605,194,271)			694,570,159

10

Description	Shares		Value ($)
Other Investment - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,468,266)	2,468,266	[c]	2,468,266
Total Investments (cost $607,662,537)	99.1%		697,038,425
Cash and Receivables (Net)	.9%		6,539,698
Net Assets	100.0%		703,578,123

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities were valued at $14,009,537 or 1.99% of net assets.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	22.3
Industrials	14.9
Consumer Discretionary	11.6
Health Care	10.1
Consumer Staples	9.9
Materials	7.4
Information Technology	6.5
Telecommunication Services	5.0
Energy	4.5
Utilities	3.9
Real Estate	1.6
Exchange-Traded Funds	1.0
Money Market Investment	.4
99.1

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 9/30/2016 ($)	Purchases ($)	Sales ($)	Value 9/30/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,149,300	237,671,012	238,352,046	2,468,266.4		29,769

See notes to financial statements.

12

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS September 30, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
Goldman Sachs International
United States Dollar	2,897,594	Japanese Yen	326,181,841	10/2/17	(1,156)
Gross Unrealized Depreciation					(1,156)

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	605,194,271	694,570,159
Affiliated issuers	2,468,266	2,468,266
Cash		381,569
Cash denominated in foreign currency	1,420,696	1,406,754
Receivable for investment securities sold		2,898,749
Dividends receivable		2,798,105
Receivable for shares of Beneficial Interest subscribed		53,945
Prepaid expenses and other assets		31,941
		704,609,488
Liabilities ($):
Due to The Boston Company Asset Management, LLC and affiliates—Note 3(c)		500,719
Payable for shares of Beneficial Interest redeemed		325,443
Unrealized depreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		1,156
Accrued expenses		204,047
		1,031,365
Net Assets ($)		703,578,123
Composition of Net Assets ($):
Paid-in capital		687,073,613
Accumulated undistributed investment income—net		10,527,791
Accumulated net realized gain (loss) on investments		(83,394,344)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		89,371,063
Net Assets ($)		703,578,123

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	153,146,345	11,984,767	187,557,539	350,889,472
Shares Outstanding	3,876,292	302,407	4,674,714	8,750,118
Net Asset Value Per Share ($)	39.51	39.63	40.12	40.10

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income ($):
Income:
Cash dividends (net of $1,690,042 foreign taxes withheld at source):
Unaffiliated issuers	16,418,796
Affiliated issuers	29,769
Total Income	16,448,565
Expenses:
Investment advisory fee—Note 3(a)	4,815,467
Shareholder servicing costs—Note 3(c)	1,344,829
Administration fee—Note 3(a)	608,729
Custodian fees—Note 3(c)	216,883
Professional fees	111,788
Distribution fees—Note 3(b)	99,546
Registration fees	79,527
Trustees’ fees and expenses—Note 3(d)	64,359
Loan commitment fees—Note 2	14,771
Prospectus and shareholders’ reports	10,493
Interest expense—Note 2	584
Miscellaneous	51,364
Total Expenses	7,418,340
Less—reduction in expenses due to undertaking—Note 3(a)	(1,688,809)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,671)
Net Expenses	5,725,860
Investment Income—Net	10,722,705
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	18,673,720
Net realized gain (loss) on forward foreign currency exchange contracts	280,291
Net Realized Gain (Loss)	18,954,011
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	88,562,899
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,156)
Net Unrealized Appreciation (Depreciation)	88,561,743
Net Realized and Unrealized Gain (Loss) on Investments	107,515,754
Net Increase in Net Assets Resulting from Operations	118,238,459

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2017	2016
Operations ($):
Investment income—net	10,722,705	9,309,868
Net realized gain (loss) on investments	18,954,011	(19,229,210)
Net unrealized appreciation (depreciation) on investments	88,561,743	36,757,647
Net Increase (Decrease) in Net Assets Resulting from Operations	118,238,459	26,838,305
Distributions to Shareholders from ($):
Investment income—net:
Class A	(2,551,707)	(818,832)
Class C	(110,388)	(33,512)
Class I	(2,263,871)	(1,055,158)
Class Y	(5,124,738)	(2,497,753)
Total Distributions	(10,050,704)	(4,405,255)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	44,889,345	85,743,553
Class C	657,739	3,624,122
Class I	105,666,218	107,159,506
Class Y	64,167,577	49,176,461
Net assets received in connection with reorganization—Note 1	-	37,711,679
Distributions reinvested:
Class A	1,683,273	681,065
Class C	74,857	22,055
Class I	1,864,817	886,711
Class Y	5,124,722	2,497,743
Cost of shares redeemed:
Class A	(74,345,590)	(42,424,243)
Class C	(6,480,514)	(4,148,259)
Class I	(86,226,290)	(61,619,585)
Class Y	(33,499,537)	(22,722,716)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	23,576,617	156,588,092
Total Increase (Decrease) in Net Assets	131,764,372	179,021,142
Net Assets ($):
Beginning of Period	571,813,751	392,792,609
End of Period	703,578,123	571,813,751
Undistributed investment income—net	10,527,791	9,025,035

16

	Year Ended September 30,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,299,406	2,688,408
Shares issued in connection with reorganization—Note 1	-	931,572
Shares issued for distributions reinvested	52,933	20,102
Shares redeemed	(2,179,612)	(1,317,208)
Net Increase (Decrease) in Shares Outstanding	(827,273)	2,322,874
Class C
Shares sold	18,737	110,160
Shares issued in connection with reorganization—Note 1	-	141,500
Shares issued for distributions reinvested	2,333	646
Shares redeemed	(184,807)	(127,510)
Net Increase (Decrease) in Shares Outstanding	(163,737)	124,796
Class Ia
Shares sold	2,950,710	3,314,038
Shares issued in connection with reorganization—Note 1	-	155,516
Shares issued for distributions reinvested	57,860	25,874
Shares redeemed	(2,450,097)	(1,919,551)
Net Increase (Decrease) in Shares Outstanding	558,473	1,575,877
Class Y
Shares sold	1,871,334	1,555,753
Shares issued for distributions reinvested	159,103	72,927
Shares redeemed	(973,627)	(702,963)
Net Increase (Decrease) in Shares Outstanding	1,056,810	925,717

a During the period ended September 30, 2017, 1,317 Class A shares representing $44,975 were exchanged for 1,298 Class I shares.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	33.37	32.37	35.69	33.61	27.34
Investment Operations:
Investment income—net[a]	.52	.58	.39	.50	.47
Net realized and unrealized gain (loss) on investments	6.18	.74	(3.23)	2.06	6.52
Total from Investment Operations	6.70	1.32	(2.84)	2.56	6.99
Distributions:
Dividends from investment income—net	(.56)	(.32)	(.48)	(.48)	(.72)
Net asset value, end of period	39.51	33.37	32.37	35.69	33.61
Total Return (%)[b]	20.47	4.06	(8.01)	7.62	26.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.64	1.59	1.37	1.40	1.46
Ratio of net expenses to average net assets	1.12	1.12	1.12	1.12	1.12
Ratio of net investment income to average net assets	1.50	1.79	1.12	1.38	1.55
Portfolio Turnover Rate	90.15	79.90	87.33	89.36	71.87
Net Assets, end of period ($ x 1,000)	153,146	156,949	77,052	77,195	51,441

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended September 30,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	33.43	32.46	35.79	33.75	27.45
Investment Operations:
Investment income—net[a]	.26	.31	.14	.24	.24
Net realized and unrealized gain (loss) on investments	6.20	.75	(3.25)	2.05	6.55
Total from Investment Operations	6.46	1.06	(3.11)	2.29	6.79
Distributions:
Dividends from investment income—net	(.26)	(.09)	(.22)	(.25)	(.49)
Net asset value, end of period	39.63	33.43	32.46	35.79	33.75
Total Return (%)[b]	19.52	3.27	(8.73)	6.78	25.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.13	2.16	2.14	2.17	2.27
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	.75	.95	.39	.66	.77
Portfolio Turnover Rate	90.15	79.90	87.33	89.36	71.87
Net Assets, end of period ($ x 1,000)	11,985	15,582	11,079	8,887	5,297

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	33.82	32.74	36.03	33.85	27.47
Investment Operations:
Investment income—net[a]	.67	.66	.56	.62	.54
Net realized and unrealized gain (loss) on investments	6.22	.77	(3.34)	2.06	6.57
Total from Investment Operations	6.89	1.43	(2.78)	2.68	7.11
Distributions:
Dividends from investment income—net	(.59)	(.35)	(.51)	(.50)	(.73)
Net asset value, end of period	40.12	33.82	32.74	36.03	33.85
Total Return (%)	20.80	4.37	(7.77)	7.91	26.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.18	1.03	1.04	1.07
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	1.89	1.99	1.57	1.70	1.77
Portfolio Turnover Rate	90.15	79.90	87.33	89.36	71.87
Net Assets, end of period ($ x 1,000)	187,558	139,214	83,179	214,170	132,978

a Based on average shares outstanding.

See notes to financial statements.

20

	Year Ended September 30,
Class Y Shares	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	33.80	32.73	36.66
Investment Operations:
Investment income—net[b]	.67	.62	.10
Net realized and unrealized gain (loss) on investments	6.22	.80	(4.03)
Total from Investment Operations	6.89	1.42	(3.93)
Distributions:
Dividends from investment income—net	(.59)	(.35)	—
Net asset value, end of period	40.10	33.80	32.73
Total Return (%)	20.81	4.33	(10.72)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	1.00	1.01[d]
Ratio of net expenses to average net assets	.85	.85	.85[d]
Ratio of net investment income to average net assets	1.87	1.89	.95[d]
Portfolio Turnover Rate	90.15	79.90	87.33
Net Assets, end of period ($ x 1,000)	350,889	260,069	221,483

a From June 1, 2015 (commencement of initial offering) to September 30, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, serves as the fund’s Administrator.

As of the close of business on January 22, 2016, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Trustees (the “Board”), all of the assets, subject to the liabilities, of Dreyfus International Value Fund’s Class A, Class C and Class I shares were transferred to the fund in exchange for Class A, Class C and Class I shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus International Value Fund’s Class A, Class C and Class I shares received Class A, Class C and Class I shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus International Value Fund’s Class A, Class C and Class I shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on January 22, 2016, after the reorganization was $30.63 for Class A, $30.85 for Class C and $30.98 for Class I, and a total of 931,572 Class A, 141,500 Class C and 155,516 Class I shares were issued to shareholders of Dreyfus International Value Fund’s Class A, Class C and Class I shares, respectively in the exchange.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares

22

are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

24

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2017 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	687,618,549	—	—	687,618,549
Exchange-Traded Fund	6,951,610	—	—	6,951,610
Registered Investment Company	2,468,266	—	—	2,468,266
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(1,156)	—	(1,156)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized (depreciation) at period end.

At September 30, 2016, $549,697,566 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At September 30, 2017, Dreyfus Diversified International Fund, an affiliate of the fund, held 8,437,855 Class Y shares representing approximately 48% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make

26

distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,867,497, accumulated capital losses $82,955,634 and unrealized appreciation $88,592,647.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2017. If not applied, $35,896,028 of the carryover expires in fiscal 2018. The fund has $8,095,205 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

27

NOTES TO FINANCIAL STATEMENTS (continued)

As a result of the fund’s merger with Dreyfus International Value Fund, capital losses of $38,964,401 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. The acquired fund had $348,558 of post-enactment short-term capital losses and $38,615,843 of post-enactment long-term capital losses which can be carried forward for an unlimited period but are also subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2017 and September 30, 2016 were as follows: ordinary income $10,050,704 and $4,405,255, respectively.

During the period ended September 30, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies, foreign currency gains and losses and class action settlement, the fund increased accumulated undistributed investment income-net by $830,755 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2017 was approximately $37,300 with a related weighted average annualized interest rate of 1.57%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such

28

assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly. The effective investment advisory fee rate during the period ended September 30, 2017 was .79%.

Dreyfus and TBCAM have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund, so that such expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12% for Class A shares, 1.90% for Class C shares, .85% for Class I shares and .85% for Class Y shares of the value of the respective class’ average daily net assets. With respect to Class A, Class C and Class I shares, this agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, this agreement will continue until February 1, 2019, after which the expense limitation can be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,688,809 during the period ended September 30, 2017.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $608,729 during the period ended September 30, 2017.

During the period ended September 30, 2017, the Distributor retained $6,075 from commissions earned on sales of the fund’s Class A shares and $3,504 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2017, Class C shares were charged $99,546 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

29

NOTES TO FINANCIAL STATEMENTS (continued)

professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2017, Class A and Class C shares were charged $365,706 and $33,182, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2017, the fund was charged $43,063 for transfer agency services and $3,671 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $3,671.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2017, the fund was charged $216,883 pursuant to the custody agreement.

During the period ended September 30, 2017, the fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $449,519, administration fees $57,196, Distribution Plan fees $7,404, Shareholder Services Plan fees $33,643, custodian fees $76,515, Chief Compliance Officer fees $5,604 and transfer agency fees $9,101, which are offset against an expense reimbursement currently in effect in the amount of $138,263.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

30

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2017, amounted to $565,257,358 and $544,740,185, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

31

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty. Forward contracts open at September 30, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(1,156)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(1,156)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(1,156)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Goldman Sachs International	(1,156)		-	-	(1,156)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2017:

Average Market Value ($)
Forward contracts	4,212,184

32

At September 30, 2017, the cost of investments for federal income tax purposes was $608,440,953; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $88,596,316, consisting of $98,662,588 gross unrealized appreciation and $10,066,272 gross unrealized depreciation.

33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus International Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, of Dreyfus International Equity Fund (one of the series comprising Dreyfus Stock Funds) as of September 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Equity Fund at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 29, 2017

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended September 30, 2017:

- the total amount of taxes paid to foreign countries was $1,667,696.

- the total amount of income sourced from foreign countries was $17,912,118.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $10,050,704 represents the maximum amount that may be considered qualified dividend income.

35

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Joni Evans (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Ehud Houminer (77)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

Hans C. Mautner (79)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 21

———————

36

Robin A. Melvin (54)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 99

———————

Burton N. Wallack (66)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (71)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 82

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 61 investment companies (comprised of 127 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 62 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

39

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (62 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 147 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

40

NOTES

41

For More Information

Dreyfus International Equity Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Boston Company
Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, MA 02108

Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DIEAX Class C: DIECX Class I: DIERX Class Y: DIEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0720AR0917

Dreyfus Small Cap Equity Fund

ANNUAL REPORT September 30, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FORMORE INFORMATION

Back Cover

Dreyfus Small Cap Equity Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Small Cap Equity Fund, covering the 12-month period from October 1, 2016 through September 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest rate hikes, bonds recovered most or all of their previous losses over the first nine months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
October 16, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2016 through September 30, 2017, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2017, Dreyfus Small Cap Equity Fund’s Class A shares achieved a total return of 16.84%, Class C shares returned 15.91%, and Class I shares returned 17.15%.1 The fund’s benchmark, the Russell 2500TM Value Index (the “Index”), achieved a total return of 15.75% for the same period.2

Small-cap stocks rallied strongly over the reporting period amid better-than-expected earnings, improving economic conditions, and the potential for more business-friendly U.S. government policies. The fund outperformed its benchmark, mainly due to favorable security selections in the real estate, health care, and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies. The fund currently considers small-cap companies to be those with total market capitalizations that are within the range of market capitalizations of companies included in the Index.

We measure value by evaluating each company’s valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry.

We focus primarily on individual stock selection to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management, or spin-off) that may trigger a price increase.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused U.S. stocks to dip prior to the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from the new presidential administration.

In early 2017, consecutive quarters of better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. While concerns about the new U.S. administration’s ability to enact its pro-growth policy proposals slowed the market’s advance in the spring, most broad measures of stock market performance quickly erased those losses, and the Index reached new highs by the reporting period’s end. Small-cap value stocks outperformed large- and mid-cap value stocks for the reporting period overall.

Security Selections Bolstered Relative Results

The fund achieved higher returns than the Index over the reporting period, in part due to our stock selection strategy in the real estate sector. Underweighted exposure to real estate investment trusts (REITs) helped cushion weakness in an out-of-favor industry group. In addition, favorable security selections included Pebblebrook Hotel Trust, where non-room revenues increased and expenses declined. Government contractor CoreCivic rallied after the presidential election, and data centers specialist CyrusOne benefited from robust demand. Among health care companies, senior-focused service provider Tivity Health posted consistently solid financial results, hospital staffing services specialist AMN Healthcare Services reported better-than-expected earnings and profit margins, managed care company WellCare Health Plans executed a turnaround in its Medicare business, medical transport company Air Methods was acquired by a private equity firm, and Supernus Pharmaceuticals achieved better-than-expected sales of its migraine and bipolar disorder drugs.

3

DISCUSSION OF FUND PERFORMANCE (continued)

In the industrials sector, staffing services providers Korn/Ferry International and Robert Half International benefited from improving global economic conditions, and the recent merger that created trucking company Knight Transportation was well received by investors amid an upswing in the industry’s business cycle. Other top performers included postsecondary education provider Grand Canyon Education, which saw solid new enrollment growth and strong quarterly financial results. Banking institutions SVB Financial Group and Webster Financial advanced in anticipation of higher lending margins and reduced regulations. Laser technology specialist IPG Photonics exceeded earnings forecasts amid solid customer demand.

Disappointments during the reporting period were concentrated mainly in consumer-related industry groups. Consumer discretionary companies Dick’s Sporting Goods, Urban Outfitters, and Cheesecake Factory contended with falling same-store sales and higher promotional costs in a struggling retail industry. Among consumer staples companies, overweighted exposure to food retailers hurt relative results when the high-profile acquisition of a major grocery chain changed the competitive landscape, creating pricing pressures and uncertainty for fund holdings United Natural Foods and Sprouts Farmers Market. In addition, convenience stores chain Casey’s General Stores saw higher expenses and a slump in sales of prepared foods. Other laggards for the reporting period included physician services provider MEDNAX, independent exploration-and-production company PDC Energy, and oil drillers Dril-Quip and Oil States International.

A Disciplined, Bottom-Up Investment Process

Although our disciplined, research-intensive investment process focuses on the prospects of individual companies rather than broad macroeconomic trends, we currently see heightened market uncertainty due to the challenges facing proposed government policy reforms, escalating geopolitical tensions, and changing monetary policies. As of the reporting period’s end, we have identified ample value-oriented opportunities in the health care, information technology, and consumer staples sectors, but fewer in the insurance and utilities industries.

October 16, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset Management, LLC (TBCAM). Had these expenses not been absorbed, returns would have been lower. Dreyfus and TBCAM have contractually agreed, with respect to each class of the fund, to assume the expenses of the class so that such expenses do not exceed an annual rate. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap value market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Small Cap Equity Fund Class A shares, Class C shares and Class I shares and the Russell 2500™ Value Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Small Cap Equity Fund on 9/30/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 9/30/17
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	10.13%	10.60%	5.55%
without sales charge	16.84%	11.92%	6.17%
Class C shares
with applicable redemption charge†	14.91%	10.99%	5.33%
without redemption	15.91%	10.99%	5.33%
Class I shares	17.15%	12.18%	6.47%
Russell 2500TM Value Index	15.75%	13.25%	7.59%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Equity Fund from April 1, 2017 to September 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2017
	Class A	Class C	Class I
Expenses paid per $1,000†	$7.07	$11.27	$5.91
Ending value (after expenses)	$1,029.20	$1,025.10	$1,030.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2017
	Class A	Class C	Class I
Expenses paid per $1,000†	$7.03	$11.21	$5.87
Ending value (after expenses)	$1,018.10	$1,013.94	$1,019.25

† Expenses are equal to the fund’s annualized expense ratio of 1.39% for Class A, 2.22% for Class C and 1.16% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
September 30, 2017

Description	Shares		Value ($)
Common Stocks - 99.4%
Banks - 11.7%
Cullen/Frost Bankers	10,898	[a]	1,034,438
FCB Financial Holdings, Cl. A	8,051	[b]	388,863
First Hawaiian	12,270	[a]	371,658
Hancock Holding	5,167		250,341
SVB Financial Group	4,281	[b]	800,932
Umpqua Holdings	38,603		753,145
Webster Financial	20,321	[a]	1,067,869
Zions Bancorporation	14,864		701,284
			5,368,530
Capital Goods - 8.2%
Aerojet Rocketdyne Holdings	5,175	[b]	181,177
AGCO	7,272		536,455
Granite Construction	11,229		650,721
Snap-on	4,974		741,176
Trinity Industries	16,549		527,913
Valmont Industries	3,785		598,408
WABCO Holdings	3,648	[b]	539,904
			3,775,754
Commercial & Professional Services - 2.8%
Clean Harbors	12,862	[b]	729,275
Korn/Ferry International	14,684		578,990
			1,308,265
Consumer Durables & Apparel - .8%
Deckers Outdoor	5,713	[b]	390,826
Consumer Services - 5.1%
Cheesecake Factory	16,313	[a]	687,104
Grand Canyon Education	7,769	[b]	705,581
Service Corporation International	27,531		949,819
			2,342,504
Diversified Financials - 1.9%
E*TRADE Financial	19,945	[b]	869,801
Energy - 6.7%
Dril-Quip	14,306	[a,b]	631,610
Patterson-UTI Energy	19,987		418,528
PDC Energy	11,522	[b]	564,924
RPC	36,444	[a]	903,447
RSP Permian	16,816	[b]	581,665
			3,100,174
Food & Staples Retailing - 4.1%
Casey's General Stores	6,317	[a]	691,396
Sprouts Farmers Market	19,165	[b]	359,727

8

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Food & Staples Retailing - 4.1% (continued)
United Natural Foods	20,266	[a,b]	842,863
			1,893,986
Food, Beverage & Tobacco - 2.1%
Boston Beer, Cl. A	3,500	[a,b]	546,700
Hain Celestial Group	9,710	[b]	399,567
			946,267
Health Care Equipment & Services - 8.1%
Amedisys	9,772	[b]	546,841
AMN Healthcare Services	18,054	[a,b]	825,068
Globus Medical, Cl. A	15,248	[a,b]	453,171
HealthSouth	6,500		301,275
LifePoint Health	7,978	[a,b]	461,926
Premier, Cl. A	22,679	[b]	738,655
Tivity Health	10,033	[b]	409,346
			3,736,282
Insurance - 1.8%
Hanover Insurance Group	8,534		827,201
Materials - 4.6%
Compass Minerals International	8,231	[a]	534,192
Louisiana-Pacific	19,663	[b]	532,474
Royal Gold	7,321		629,899
Steel Dynamics	12,096		416,949
			2,113,514
Media - 1.6%
E.W. Scripps, Cl. A	20,665	[a,b]	394,908
Sinclair Broadcast Group, Cl. A	10,318	[a]	330,692
			725,600
Pharmaceuticals, Biotechnology & Life Sciences - 2.3%
Cambrex	12,430	[a,b]	683,650
Supernus Pharmaceuticals	9,450	[a,b]	378,000
			1,061,650
Real Estate - 13.7%
CyrusOne	11,340	[a,c]	668,266
Education Realty Trust	11,876	[c]	426,705
Empire State Realty Trust, Cl. A	36,897	[c]	757,864
Equity Commonwealth	25,954	[b,c]	789,002
Healthcare Trust of America, Cl. A	15,324	[c]	456,655
Jones Lang LaSalle	5,097		629,479
Outfront Media	20,510	[a,c]	516,442
Pebblebrook Hotel Trust	25,190	[a,c]	910,367
STORE Capital	26,545	[a,c]	660,174
Washington Prime Group	56,402	[a,c]	469,829
			6,284,783

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Retailing - 3.6%
Dick's Sporting Goods	10,735		289,952
Dillard's, Cl. A	8,085	[a]	453,326
Shutterfly	9,747	[a,b]	472,535
Williams-Sonoma	9,076	[a]	452,529
			1,668,342
Semiconductors & Semiconductor Equipment - .5%
Cirrus Logic	3,994	[b]	212,960
Software & Services - 6.8%
Acxiom	20,416	[b]	503,050
Akamai Technologies	11,347	[b]	552,826
Amdocs	9,171		589,879
CoreLogic	14,035	[b]	648,698
NICE, ADR	3,940		320,361
Teradata	14,887	[a,b]	503,032
			3,117,846
Technology Hardware & Equipment - 4.4%
Ciena	19,473	[a,b]	427,822
Dolby Laboratories, Cl. A	9,952		572,439
Flex	37,448	[b]	620,513
NetScout Systems	13,112	[b]	424,173
			2,044,947
Transportation - 3.7%
Hub Group, Cl. A	14,971	[b]	643,004
Kirby	5,546	[a,b]	365,759
Ryder System	8,239		696,607
			1,705,370
Utilities - 4.9%
Alliant Energy	8,407		349,479
Atmos Energy	8,196		687,153
Hawaiian Electric Industries	15,221	[a]	507,925
NiSource	26,982		690,469
			2,235,026
Total Common Stocks (cost $37,126,877)			45,729,628

Other Investment - 1.6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $713,626)	713,626	[d]	713,626

10

Description	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 15.9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $7,337,957)	7,337,957	[d]	7,337,957
Total Investments (cost $45,178,460)	116.9%		53,781,211
Liabilities, Less Cash and Receivables	(16.9%)		(7,772,206)
Net Assets	100.0%		46,009,005

ADR—American Depository Receipt

aSecurity, or portion thereof, on loan. At September 30, 2017, the value of the fund’s securities on loan was $14,820,749 and the value of the collateral held by the fund was $15,112,160, consisting of cash collateral of $7,337,957 and U.S. Government & Agency securities valued at $7,774,203.

bNon-income producing security.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Money Market Investments	17.5
Real Estate	13.7
Banks	11.7
Capital Goods	8.2
Health Care Equipment & Services	8.1
Software & Services	6.8
Energy	6.7
Consumer Services	5.1
Utilities	4.9
Materials	4.6
Technology Hardware & Equipment	4.4
Food & Staples Retailing	4.1
Transportation	3.7
Retailing	3.6
Commercial & Professional Services	2.8
Pharmaceuticals, Biotechnology & Life Sciences	2.3
Food, Beverage & Tobacco	2.1
Diversified Financials	1.9
Insurance	1.8
Media	1.6
Consumer Durables & Apparel	.8
Semiconductors & Semiconductor Equipment	.5
116.9

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 9/30/2016 ($)	Purchases ($)	Sales ($)	Value 9/30/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	4,273,477	—	4,273,477	—	—	—
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	—	40,549 643	33,211,686	7,337,957	15.9	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	415,464	12,292,828	11,994,666	713,626	1.6	3,094
Total	4,688,941	52,842,471	49,479,829	8,051,583	17.5	3,094

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $14,820,749)—Note 1(b):
Unaffiliated issuers	37,126,877	45,729,628
Affiliated issuers	8,051,583	8,051,583
Cash		4,272
Dividends and securities lending income receivable		60,776
Receivable for shares of Beneficial Interest subscribed		3,476
Prepaid expenses		18,214
		53,867,949
Liabilities ($):
Due to The Boston Company Asset Management, LLC and affiliates—Note 3(c)		50,427
Liability for securities on loan—Note 1(b)		7,337,957
Payable for investment securities purchased		393,877
Payable for shares of Beneficial Interest redeemed		783
Accrued expenses		75,900
		7,858,944
Net Assets ($)		46,009,005
Composition of Net Assets ($):
Paid-in capital		33,687,138
Accumulated investment (loss)—net		(184,851)
Accumulated net realized gain (loss) on investments		3,903,967
Accumulated net unrealized appreciation (depreciation) on investments		8,602,751
Net Assets ($)		46,009,005

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	29,469,129	6,259,822	10,280,054
Shares Outstanding	1,147,130	300,044	378,013
Net Asset Value Per Share ($)	25.69	20.86	27.19

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	554,576
Affiliated issuers	3,094
Income from securities lending—Note 1(b)	21,360
Total Income	579,030
Expenses:
Investment advisory fee—Note 3(a)	386,125
Shareholder servicing costs—Note 3(c)	167,829
Distribution fees—Note 3(b)	52,564
Professional fees	48,552
Administration fee—Note 3(a)	48,266
Registration fees	47,555
Prospectus and shareholders’ reports	16,511
Custodian fees—Note 3(c)	5,476
Trustees’ fees and expenses—Note 3(d)	4,600
Loan commitment fees—Note 2	1,124
Miscellaneous	16,678
Total Expenses	795,280
Less—reduction in expenses due to undertaking—Note 3(a)	(88,055)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,381)
Net Expenses	705,844
Investment (Loss)—Net	(126,814)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,341,873
Net unrealized appreciation (depreciation) on investments	1,283,738
Net Realized and Unrealized Gain (Loss) on Investments	7,625,611
Net Increase in Net Assets Resulting from Operations	7,498,797

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2017	2016
Operations ($):
Investment (loss)—net	(126,814)	(110,562)
Net realized gain (loss) on investments	6,341,873	2,803,424
Net unrealized appreciation (depreciation) on investments	1,283,738	989,366
Net Increase (Decrease) in Net Assets Resulting from Operations	7,498,797	3,682,228
Distributions to Shareholders from ($):
Net realized gain on investments:
Class A	(794,883)	(6,934,464)
Class C	(202,387)	(1,708,185)
Class I	(145,910)	(1,119,391)
Total Distributions	(1,143,180)	(9,762,040)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,742,740	2,954,515
Class C	219,874	423,181
Class I	6,943,334	2,000,340
Distributions reinvested:
Class A	763,881	6,669,461
Class C	175,396	1,450,359
Class I	134,190	1,028,023
Cost of shares redeemed:
Class A	(11,298,024)	(11,614,759)
Class C	(2,264,685)	(1,788,376)
Class I	(4,306,614)	(3,945,478)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(7,889,908)	(2,822,734)
Total Increase (Decrease) in Net Assets	(1,534,291)	(8,902,546)
Net Assets ($):
Beginning of Period	47,543,296	56,445,842
End of Period	46,009,005	47,543,296
Accumulated investment (loss)—net	(184,851)	(58,037)

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	71,447	135,453
Shares issued for distributions reinvested	31,461	309,919
Shares redeemed	(460,054)	(518,004)
Net Increase (Decrease) in Shares Outstanding	(357,146)	(72,632)
Class Ca
Shares sold	10,979	23,295
Shares issued for distributions reinvested	8,836	81,389
Shares redeemed	(113,452)	(94,809)
Net Increase (Decrease) in Shares Outstanding	(93,637)	9,875
Class Ia
Shares sold	266,435	88,309
Shares issued for distributions reinvested	5,229	45,367
Shares redeemed	(165,733)	(163,751)
Net Increase (Decrease) in Shares Outstanding	105,931	(30,075)

a During the period ended September 30, 2017, 2,625 Class C shares representing $53,384 were exchanged for 2,025 Class I shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	22.48	25.40	30.77	30.58	26.65
Investment Operations:
Investment income (loss)—net[a]	(.04)	(.03)	(.02)	(.05)	.01
Net realized and unrealized gain (loss) on investments	3.79	1.79	(.01)[b]	3.20	6.32
Total from Investment Operations	3.75	1.76	(.03)	3.15	6.33
Distributions:
Dividends from investment income—net	—	—	—	—	(.06)
Dividends from net realized gain on investments	(.54)	(4.68)	(5.34)	(2.96)	(2.34)
Total Distributions	(.54)	(4.68)	(5.34)	(2.96)	(2.40)
Net asset value, end of period	25.69	22.48	25.40	30.77	30.58
Total Return (%)[c]	16.84	7.76	(.22)	10.85	26.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.58	1.63	1.55	1.48	1.53
Ratio of net expenses to average net assets	1.39	1.39	1.39	1.39	1.39
Ratio of net investment income (loss) to average net assets	(.18)	(.12)	(.08)	(.16)	.03
Portfolio Turnover Rate	56.90	64.37	77.01	66.65	76.40
Net Assets, end of period ($ x 1,000)	29,469	33,810	40,052	44,191	47,394

a Based on average shares outstanding.

b In addition to net realized and unrealized gains on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	18.50	21.86	27.41	27.76	24.55
Investment Operations:
Investment (loss)—net[a]	(.20)	(.18)	(.22)	(.27)	(.20)
Net realized and unrealized gain (loss) on investments	3.10	1.50	.01	2.88	5.75
Total from Investment Operations	2.90	1.32	(.21)	2.61	5.55
Distributions:
Dividends from net realized gain on investments	(.54)	(4.68)	(5.34)	(2.96)	(2.34)
Net asset value, end of period	20.86	18.50	21.86	27.41	27.76
Total Return (%)[b]	15.91	6.81	(1.03)	9.93	25.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.35	2.39	2.31	2.23	2.28
Ratio of net expenses to average net assets	2.22	2.22	2.22	2.21	2.22
Ratio of net investment (loss) to average net assets	(1.01)	(.95)	(.91)	(.98)	(.80)
Portfolio Turnover Rate	56.90	64.37	77.01	66.65	76.40
Net Assets, end of period ($ x 1,000)	6,260	7,281	8,389	9,969	11,029

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended September 30,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	23.71	26.49	31.79	31.43	27.34
Investment Operations:
Investment income—net[a]	.00[b]	.03	.04	.02	.08
Net realized and unrealized gain (loss) on investments	4.02	1.87	.00[b]	3.30	6.49
Total from Investment Operations	4.02	1.90	.04	3.32	6.57
Distributions:
Dividends from investment income—net	—	—	—	—	(.14)
Dividends from net realized gain on investments	(.54)	(4.68)	(5.34)	(2.96)	(2.34)
Total Distributions	(.54)	(4.68)	(5.34)	(2.96)	(2.48)
Net asset value, end of period	27.19	23.71	26.49	31.79	31.43
Total Return (%)	17.15	8.00	.04	11.11	26.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.36	1.26	1.16	1.27
Ratio of net expenses to average net assets	1.16	1.16	1.14	1.14	1.15
Ratio of net investment income to average net assets	.01	.11	.14	.08	.27
Portfolio Turnover Rate	56.90	64.37	77.01	66.65	76.40
Net Assets, end of period ($ x 1,000)	10,280	6,452	8,006	36,427	44,188

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, serves as the fund’s Administrator.Effective August 31, 2017, the fund is closed to new investors.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class T. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

20

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

21

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2017 in valuing the fund’s investments:

22

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	44,788,754	—	—	44,788,754
Equity Securities - Foreign Common Stocks†	940,874	—	—	940,874
Registered Investment Companies	8,051,583	—	—	8,051,583

† See Statement of Investments for additional detailed categorizations.

At September 30, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of

23

NOTES TO FINANCIAL STATEMENTS (continued)

security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2017, The Bank of New York Mellon earned $3,884 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $4,303,656, accumulated capital losses $66,450 and unrealized appreciation $8,269,512. In addition, the fund deferred for tax purposes late year ordinary losses of $184,851 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-

24

term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2017. If not applied, $66,450 of the carryover expires in fiscal year 2018. Acquired losses, as a result of the fund’s merger with Dreyfus Premier Future Leaders Fund, can be utilized in subsequent years but will be subject to annual limitations based on certain provisions in the Code.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2017 and September 30, 2016 were as follows: long-term capital gains $1,143,180 and $9,762,040, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus and TBCAM have contractually agreed, from October 1, 2016 through September 30, 2017, with respect to each class of the fund, to assume the expenses of the class so that such expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.39%, 2.22% and 1.16% of the value of the respective class’ average daily net assets, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. The reduction in expenses,

25

NOTES TO FINANCIAL STATEMENTS (continued)

pursuant to the undertaking, amounted to $88,055 during the period ended September 30, 2017.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $48,266 during the period ended September 30, 2017.

During the period ended September 30, 2017, the Distributor retained $904 from commissions earned on sales of the fund’s Class A shares and $881 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2017, Class C shares were charged $52,564 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2017, Class A and Class C shares were charged $78,791 and $17,521, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2017, the fund was charged $19,497 for transfer agency services and $1,373 for cash

26

management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $1,373.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2017, the fund was charged $5,476 pursuant to the custody agreement. These fees were partially offset by earnings credits of $8.

During the period ended September 30, 2017, the fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $29,478, administration fees $3,685, Distribution Plan fees $3,806, Shareholder Services Plan fees $7,157, custodian fees $4,000, Chief Compliance Officer fees $5,604 and transfer agency fees $4,888, which are offset against an expense reimbursement currently in effect in the amount of $8,191.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2017, amounted to $27,196,038 and $36,322,394, respectively.

At September 30, 2017, the cost of investments for federal income tax purposes was $45,511,699; accordingly, accumulated net unrealized appreciation on investments was $8,269,512, consisting of $9,731,093 gross unrealized appreciation and $1,461,581 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

The Board has approved, an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of the fund’s assets to Dreyfus/The Boston Company Small Cap Value Fund (the “Acquiring Fund”) in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of such shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the “Reorganization”). The

27

NOTES TO FINANCIAL STATEMENTS (continued)

merger was approved by Acquiring Fund’s shareholders on November 16, 2017. The merger is anticipated to occur on or about January 19, 2018.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Small Cap Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and investments in affiliated issuers, of Dreyfus Small Cap Equity Fund (one of the series comprising Dreyfus Stock Funds) as of September 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Cap Equity Fund at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 29, 2017

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $.5436 per share as a long-term capital gain distribution paid on December 15, 2016.

30

PROXY RESULTS (Unaudited)

A special meeting of the fund’s shareholders was held on November 16, 2017. The proposals considered at the meeting and the results were as follows:

Shares
For	Against	Abstain

To approve an agreement and Plan of Reorganization providing for the transfer of all of the assets of the fund to Dreyfus/The Boston Company Small Cap Value Fund (the “Acquiring Fund”), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the “Reorganization”). Class A, Class I and Class C shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C and Class I shares, respectively, in liquidation of the fund, after which the fund will cease operations and will be terminated as a series of Dreyfus Stock Funds, hereby are approved.

948,805	28,865	40,953

31

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Joni Evans (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Ehud Houminer (77)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

Hans C. Mautner (79)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 21

———————

32

Robin A. Melvin (54)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 99

———————

Burton N. Wallack (66)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (71)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 82

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 61 investment companies (comprised of 127 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 62 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

35

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (62 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 147 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

36

NOTES

37

For More Information

Dreyfus Small Cap Equity Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Boston Company
Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, MA 02108

Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSEAX Class C: DSECX Class I: DSERX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0439AR0917

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $79,481 in 2016 and $81,468 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were (a) of this Item 4 were $19,010 in 2016 and $24,603 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $11,708 in 2016 and $9,727 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $864 in 2016 and $891 in 2017.  These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,905,746 in 2016 and $29,460,566 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    November 28, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    November 28, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)